Exhibit 32.1

                         STATEMENT FURNISHED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned is the CEO and President of Earn-A-Car, Inc. This Certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This Certification accompanies the Annual Report on Form 10-K of Earn-ACar, Inc. for the year ended February 28, 2013.

The undersigned certifies that such report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Earn-A-Car, Inc. as of February 28, 2013.

This Certification is executed as of June 13, 2013.


                                           /s/ John Storey
                                           ------------------------------------
                                           John Storey
                                           CEO and President